Financial Instruments and Financial Risk Management	12 Months Ended
Dec. 31, 2017
Financial Instruments and Financial Risk Management [Abstract]
FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT
NOTE 4:	FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT

a.	Financial risk management:

1.	Financial risk factors:

The Group’s activities expose it to a variety of financial risks: market risks, currency risk and liquidity risk. The Group’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Group’s financial performance.

Risk management is carried out by the Group’s management under policies approved by the Board. The Group’s treasury identifies, evaluates and defines financial risks. The Board provides written principles for overall risk management, as well as written policies covering specific areas, such as foreign exchange risk, interest rate risk and investment of excess liquidity.

a.	Market risks:

Foreign currency exchange rate risk:

The Group operates internationally and is exposed to foreign exchange risk arising from various currency exposures with respect to the NIS. Foreign exchange risk arises from assets and liabilities denominated in currency that is other than the functional currency.

The Company treasury’s risk management policy is to hold NIS-denominated cash and cash equivalents in the amount of the anticipated NIS-denominated liabilities for six to twelve consecutive months from time to time and this in line with the directives of the Company’s Board.

As of December 31, 2017, had the Group’s functional currency weakened by 10% against the NIS with all other variables remaining constant, post-tax loss for the year would have been $38 thousand lower (2016 - loss approximately $22 thousand lower; 2015 - loss approximately $20 thousand lower), mainly as a result of exchange rate changes on translation of other accounts receivable and exchange rate changes on NIS-denominated cash and cash equivalents.

b.	Liquidity risk:

Cash flow forecasting is performed by the Group’s management both in the entities of the Group and aggregated by the Group. The Group’s management monitors rolling forecasts of the Group’s liquidity requirements to ensure it has sufficient cash to meet operations. The Group does not use borrowing credit facilities.

Surplus cash held to finance operating activities is invested in interest bearing current accounts and time deposits. These channels were chosen by reference to their appropriate maturities or liquidity to provide sufficient cash balances to the Group as determined by the abovementioned forecasts.

As of December 31, 2017 and 2016, the maturity of the Group’s financial liabilities except of the warrants are less than one year from each of the reporting dates.

2.	Capital management:

The Group’s objectives when managing capital are to ensure the Group’s ability to continue as a going concern in order to provide returns on investments for shareholders and benefits for other interested parties and to maintain an optimal capital structure to reduce the cost of capital.

In order to maintain or adjust the capital structure, the Group may take a variety of measures such as issue new shares or sell assets to reduce liabilities.

b.	Financial instruments by category:

As of December 31, 2017 and 2016, all financial assets were classified in one of two categories: (a) loans and receivables, measured at amortized cost, and (b) marketable securities measured at fair value.

As of December 31, 2017 and 2016, all financial liabilities were classified in one of two categories: (a) Trade and other account payables, measured at amortized cost, and (b) warrants measured at fair value.

c.	Changes in financial liabilities classified as cash flow from finance activities:

	Warrants	Total
	U.S. dollars in thousands
Balance as of January 1, 2017	-	-
Fair value as of issuance date	3,432	3,432
Revaluation during the year	(765)	(765)
Balance as of December 31, 2017	2,667	2,667